UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 18, 2008

AVANTAIR, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-51115	20-1635240
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4311 General Howard Drive, Clearwater, Florida 33762
(Address of Principal Executive Offices)

Registrant's telephone number, including area code  (727) 539-0071

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 18, 2008, the Company adopted the Avantair Leadership Deferred Compensation Plan (the “Plan”) approved by the Board of Directors for a select group of management or highly compensated employees, and non-employee Directors, effective January 1, 2009. The Plan is comprised of an Adoption Agreement and a Basic Plan Document. The Plan is a nonqualified, unfunded deferred compensation plan that provides specified benefits to a select group of management or highly compensated employees.  Specifically, the Plan is intended to:

•
provide participants with supplemental retirement benefits determined by the Company in its complete discretion (which amounts may vary by participant and which are subject to a vesting requirement); and

•	allow participants to defer compensation in excess of the amounts permitted under the Avantair Inc. 401(k) Profit Sharing Plan & Trust.

Investment returns on amounts credited pursuant to the Plan are based on one or more investment funds selected by a participant from among those provided under the Plan.

The Plan will provide the payments to a participant who separated from service in a single lump sum or in annual installments over 5, 10, or 15 years, as elected by the participant.  Payments will be made in a single lump sum due to the participant’s death, disability, or termination of the plan (under certain conditions).  In addition, in the event of an unforeseeable financial emergency, a participant may make a written request to the Plan administrator for a hardship withdrawal.  No income taxes are payable on amounts credited pursuant to the Plan until paid to the participant.

The Company may amend or terminate the Plan at any time.

The foregoing description of the Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan, a copy of which is filed as Exhibits 99.1 and 99.2 hereto and incorporated herein by reference.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (d)     EXHIBITS.

99.1 Avantair Leadership Deferred Compensation Plan Adoption Agreement, dated December 18, 2008.

99.2 Avantair Leadership Deferred Compensation Plan Basic Plan Document, dated December 18, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AVANTAIR, INC.

Date: December 19, 2008	By:	/s/ Richard A. Pytak Jr.
Richard A. Pytak Jr.
Chief Financial Officer (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	Avantair Leadership Deferred Compensation Plan Adoption Agreement, dated December 18, 2008.
99.2	Avantair Leadership Deferred Compensation Plan Basic Plan Document, dated December 18, 2008.